THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND

Interim Report
December 31, 2010

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
December 31, 2010

Assets

Portfolio investments at fair value (cost of $10,421,086)	$13,410,478
Short-term investment at fair value (cost of $2,450,956)	2,450,956
Cash	953,794
Deferred compensation plan assets, at fair value	439,594
Due from affiliates	78,247
Prepaid expenses and other assets	46,914
Other receivable - foreign withholding tax	42,500
Accrued interest receivable	305

Total Assets	$17,422,788

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$439,594
Deferred tax liability	37,899
Accounts payable and accrued expenses:
Audit and tax	126,300
Legal	24,478
Other	14,982
Total liabilities	643,253

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	198,791
Beneficial Shareholders (108,159.8075 shares)	16,580,744
Total Shareholders’ Equity (net asset value)	16,779,535

Total Liabilities and Shareholders’ Equity	$17,422,788

Net Asset Value per Share of Beneficial Interest	$153.30

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
For the Three and Nine Months Ended December 31, 2010

	Three Months	Nine Months
	Ended	Ended
	December 31,	December 31,
	2010	2010
Investment Income and Expenses

Income:
Interest from cash and short-term investments	$866	$2,677
Income from portfolio investment	42,682	43,305
Total income	43,548	45,982

Expenses:
Audit and tax fees	52,785	121,661
Management fee	28,937	95,303
Administrative fees	30,276	88,302
Legal fees	23,854	74,827
Independent Trustees fees	11,938	50,582
Insurance expense	9,498	29,802
Other expenses	13,458	29,195
Total expenses	170,746	489,672

Net investment loss	(127,198)	(443,690)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized appreciation of Indirect Investments	(12,608)	(342,694)
Realized gain on distributions from Indirect Investments	342,789	1,391,489
Net change in Shareholders’ Equity from Indirect Investments	330,181	1,048,795

Net realized loss from Distributed Investments	(10,484)	(10,484)

Change in unrealized appreciation of Direct Investments	50,277	453,227

Net change in Shareholders’ Equity from Portfolio Investments before
tax	369,974	1,491,538

Provision for income taxes	(20,474)	(17,913)

Net change in Shareholders’ Equity from Portfolio Investments after tax	349,500	1,473,625

Net Increase in Shareholders’ Equity from Operations	$222,302	$1,029,935

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)
For the Nine Months Ended December 31, 2010

	Adviser	Beneficial
	Trustee	Shareholders		Total

Shareholders’ Equity as of April 1, 2010	$135,555	$17,026,622		$17,162,177

Increase (decrease) in Shareholders’ Equity
from operations:
Net investment loss	(2,042)	(441,648)		(443,690)
Net realized loss from Distributed Investments	(48)	(10,436)		(10,484)
Realized gain on distributions
from Indirect Investments	6,403	1,385,086		1,391,489
Change in net unrealized appreciation
on Direct and Indirect Investments	65,505	45,028		110,533
Provision for income taxes	(82)	(17,831)		(17,913)

Net increase in Shareholders’ Equity
from operations	69,736	960,199		1,029,935

Distributions to Shareholders:
Return of capital distributions	(6,500)	(1,406,077)		(1,412,577)

Net decrease in Shareholders’ Equity	63,236	(445,878)		(382,642)

Shareholders’ Equity as of December 31, 2010 (A)	$198,791	$16,580,744	(B)	$16,779,535

(A)	Shareholders’ Equity is equivalent to the net assets of The Pacific Corporate Group Private Equity Fund (the “Trust”).

(B)
The net asset value per share of beneficial interest was $153.30 as of December 31, 2010.  Additionally, from February 9, 1998 (commencement of operations) through December 31, 2010, the Trust made cash distributions to Beneficial Shareholders totaling $1,139 per share of beneficial interest.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Nine Months Ended December 31, 2010

Cash Flows From Operating Activities

Net increase in Shareholders’ Equity from operations	$1,029,935

Adjustments to reconcile net increase in Shareholders’ Equity from operations to net cash provided by operating activities:

Net realized gain from Indirect Investments	(1,391,489)
Change in net unrealized appreciation of Direct Investments	(453,227)
Change in net unrealized appreciation of Indirect Investments	342,694
Net capital contributed to Direct and Indirect Investments	(51,351)
Distributions received from Direct and Indirect Investments	1,883,143
Decrease in short-term investment	184,474
Increase in deferred compensation plan assets, at fair value	(52,050)
Increase in prepaid expenses and other assets	(51,782)
Decrease in other receivable - foreign withholding tax	60,242
Decrease in accrued interest receivable	81
Increase in deferred compensation plan - due to Independent Trustees	52,050
Increase in deferred tax liability	17,913
Decrease in accounts payable and accrued expenses	(38,328)
Net cash provided by operating activities	1,532,305

Cash Flows From Financing Activities

Distributions to shareholders	(1,412,577)
Net cash used in financing activities	(1,412,577)

Increase in cash	119,728
Cash at beginning of period	834,066

Cash at End of Period	$953,794

Supplemental disclosure of non-cash operating activity:

Fair value of in-kind distribution received from Indirect Investments	$204,259

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of December 31, 2010

				Fair Value	Fair Value
				% of	as a
	Geographic			Shareholders’	% of
	Location	Cost	Fair Value	Equity	Net Assets
Direct Investments:

Manufacturing:
ADCO Global, Inc.	USA
Materials
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in- kind)dividend		$863,700	$2,250,921
1,000 shares of common stock		1,000,000	533,100

Total Manufacturing		1,863,700	2,784,021	16.59%	16.59%

Total Direct Investments		1,863,700	2,784,021	16.59%	16.59%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	Asia Pacific	1,101,599	1,151,478	6.86%	6.86%
Consumer Discretionary, Industrials, Materials	Europe
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	USA	349,550	370,463	2.21%	2.21%
Consumer Discretionary, Telecom Services	Latin America
$2,500,000 original capital commitment	Canada
.267% limited partnership interest

Total International		1,451,149	1,521,941	9.07%	9.07%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	USA	527,656	1,024,977	6.11%	6.11%
Consumer Discretionary, Industrials, IT	Canada
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	USA	227,168	255,705	1.52%	1.52%
Consumer Discretionary, IT	Latin America
$5,000,000 original capital commitment	Canada
.124% limited partnership interest

Total Large Corporate Restructuring		754,824	1,280,682	7.63%	7.63%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2010

				Fair Value	Fair Value
				% of	as a
	Geographic			Shareholders’	% of
	Location	Cost	Fair Value	Equity	Net Assets
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	USA	$2,440,453	$3,676,833	21.91%	21.91%
Consumer Discretionary, Materials	Canada
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	USA	1,230,544	1,408,073	8.39%	8.39%
Consumer Discretionary, Industrials	Canada
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	USA	494,670	672,899	4.01%	4.01%
Industrials, IT	Canada
$3,500,000 original capital commitment
.990% limited partnership interest

Total Medium Corporate Restructuring		4,165,667	5,757,805	34.31%	34.31%

Sector Focused:
Providence Equity Partners III, L.P.	USA	80,183	84,338	0.51%	0.51%
Consumer Discretionary	Canada
$3,500,000 original capital commitment
.372% limited partnership interest

VS&A Communications Partners III, L.P.	Europe	942,961	874,351	5.21%	5.21%
Consumer Discretionary, IT	USA
$3,000,000 original capital commitment	Canada
.293% limited partnership interest

Total Sector Focused		1,023,144	958,689	5.72%	5.72%

Small Corporate Restructuring:
Sentinel Capital Partners II, L.P. (A)	USA	239,769	239,769	1.43%	1.43%
Consumer Discretionary	Canada
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P.
(f/k/a Triumph Partners III, L.P.)		5,824	8,314	0.05%	0.05%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring		245,593	248,083	1.48%	1.48%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2010

				Fair Value	Fair Value
				% of	as a
	Geographic			Shareholders’	% of
	Location	Cost	Fair Value	Equity	Net Assets

Venture Capital:
Alta California Partners II, L.P.	USA	$501,249	$450,026	2.68%	2.68%
Health Care, IT	Canada
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	Europe	68,052	28,831	0.17%	0.17%
Consumer Discretionary, IT	USA
$1,540,000 original capital commitment	Canada
.381% limited partnership interest

Sprout Capital VIII, L.P.	Middle East	347,708	380,400	2.27%	2.27%
Health Care, IT, Materials	Africa
$5,000,000 original capital commitment	USA
.667% limited partnership interest	Canada

Total Venture Capital		917,009	859,257	5.12%	5.12%

Total Indirect Investments		8,557,386	10,626,457	63.33%	63.33%

Total Portfolio Investments (B)		$10,421,086	$13,410,478	79.92%	79.92%

(A)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(B)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust’s portion has been given to the other limited partners invested in this partnership.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Nine Months Ended December 31, 2010

The following per share data and ratios have been derived from information provided in the consolidated financial statements for the nine months ended December 31, 2010.

Operating Performance Per
Share of Beneficial Interest:	2011

Net asset value, beginning of year	$157.42

Net investment (loss) income	(4.08)
Net realized and unrealized gain (loss)
on Portfolio Investments	12.96

Net increase (decrease) in net assets
from operations	8.88

Cash distributions: (A)
Return of capital	(13.00)
Gain	-
Total cash distributions	(13.00)

Net asset value, end of period	$153.30

Total investment return	7.52%

Ratios to Average Net Assets:

Expenses	3.94%

Net investment loss	(3.57%)

Ratio of expenses and provision
for income taxes (B)	4.08%

Supplemental Data:

Net assets, end of period	$16,580,744

Portfolio turnover	0.38%

(A)	The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.
(B)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations for the period.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust’s scheduled termination date was December 31, 2009.  In November 2010, the Trustees determined to extend the term of the Trust until December 31, 2011 and amended the declaration of Trust. Accordingly, the Trust is now scheduled to terminate on December 31, 2011.  The Trust is now subject to extension by the Trustees for up to one additional one-year period.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $13,410,478 as of December 31, 2010, representing 76.97% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

Indirect Investments - As of December 31, 2010, the Trust had investments in 14 underlying funds, which are denoted as indirect investments on the consolidated schedule of portfolio investments.  The Trust’s investment in any one fund ranged from .05% to 21.91% of the Trust’s net assets as of December 31, 2010 and 63.33% of the overall net assets of the Trust.  Due to the limited liquidity of the Trust’s indirect investments, and the inherent uncertainty of the valuation of certain investments held by the funds, the values that the respective portfolio manager has ascribed to its investment within the funds may differ from the values that may be realized upon liquidation of such investments, and the differences could be material.  The Trust reviews the investment valuation information provided by each respective portfolio manager and may on occasion make certain adjustments to the valuations in order to maintain compliance with Generally Accepted Accounting Principles (“GAAP”) or other authoritative guidance.

Generally, the Trust’s investments in underlying fund investments are subject to holdback provisions, whereby the Trust will receive between 90%-95% of the amount due upon liquidation or redemption of interests in a fund investment and the balance will be received within a reasonable time after the completion of the fund investment’s year-end audit.  The Trust’s investments in the fund are subject to the market and credit risk of those financial instruments held or sold short by the fund.  The Trust’s risk of loss related to any one investment in an underlying fund is limited to its investment in such underlying fund.

The underlying funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives, mortgage-backed securities, asset-backed securities and other financial instruments and commodities which may be listed or unlisted and rated investment grade or non-investment grade.  Potential losses incurred in the underlying portfolio's more concentrated positions could have a materially adverse effect on the underlying fund's overall financial condition. In addition, if the price of a security held by the underlying fund should decrease and the underlying fund is unable for any reason to liquidate its position quickly or at a relatively advantageous price, the effect on the underlying fund's portfolio would be heightened if the underlying fund had concentrated its assets in such a position.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued using the following methods (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets – e.g., multiplying a key performance metric of the investee company or asset, such as EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions – adjusted by the Advisor Trustee for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Advisor Trustee to be the best indicator of fair value).  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.  As of December 31, 2010, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Recent Accounting Developments - In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updates (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements.  ASU 2010-06 requires additional disclosures for transfers in and out of Levels 1 and 2, activity in Level 3 fair value measurements, disaggregation of classes of assets and liabilities measured at fair value, and disclosures about inputs and valuation techniques for fair value measurements that fall in either Level 2 or 3.  The Trust adopted ASU 2010-06 effective April 1, 2010.  Because the Trust’s current fair value measurement policies are consistent with ASU 2010-06, adoption did not have a material impact on the Trust’s consolidated financial statements.

In February 2010, the FASB issued ASU 2010-10, Consolidation (Topic 810) Amendments for Certain Investment Funds. ASU 2010-10 amends certain provisions of ASC 810-10, Consolidation, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 167).  ASU 2010-10 defers the effective date of SFAS No. 167 for a reporting enterprise’s interest in certain entities and for certain money market mutual funds.  In addition, it amends certain provisions of ASC 810-10-55-37 (formerly paragraph B22 of FASB Interpretation No. 46(R)) to change how a decision maker or service provider determines whether its fee is a variable interest.  The pronouncement is effective as of the beginning of the first annual period that begins after November 15, 2009 and early application is not permitted.  The Trust is currently evaluating the impact of ASU 2010-10 on the Trust’s consolidated financial statements.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)         covenant breaches by the relevant company or investment fund;
(ii)        departures of key members of management;
(iii)       bankruptcy or restructuring of the company or investment fund;
(iv)       an investment has been valued below cost for one year or longer; or
(v)        investments that are the subject of write-downs of value during the current quarter.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

2.           Summary of Significant Accounting Policies, continued

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carry forwards, using applicable enacted tax rates.

During the period ended December 31, 2010, the Trust recorded a provision for income taxes of $17,913 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiary.  The income tax provision is comprised of a federal deferred tax benefit of $17,913.

The tax effects of temporary differences that give rise to the deferred tax liability as of December 31, 2010 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiary in excess of their tax basis.

The Trust recognizes in its financial statements the impact of tax positions taken, or expected to be taken, on an income tax return only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.  Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.  The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position.

The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.  No positions were noted that required disclosure or adjustment to the consolidated financial statements for the period ended December 31, 2010.

Short-term Investments - The Trust considers its money market investment held at broker to be short-term investments.

Cash - Cash is held with major financial institutions that are insured with by the Federal Deposit Insured Corporation (“FDIC”).  The Trust maintains its cash in bank accounts, which at times may exceed original FDIC limits.

Subsequent Events - The Trust has evaluated subsequent events through April 21, 2011, the day the consolidated financial statements were available to be issued.

3.           Fair Value of Portfolio Investments

In accordance with ASC 820-10, fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.

ASC 820-10 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk.  Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Trust has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

3.           Fair Value of Portfolio Investments, continued

The following is a table of the inputs used as of December 31, 2010 in valuing the Trust’s investments carried at fair value:
		Significant
		Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Short-term investment	$2,450,956	$-	$-	$2,450,956
Deferred compensation plan assets	439,594	-	-	439,594

Portfolio Investments:
Manufacturing	$-	$-	$2,784,021	$2,784,021
International	-	-	1,521,941	1,521,941
Large Corporate Restructuring	-	-	1,280,682	1,280,682
Medium Corporate Restructuring	-	-	5,757,805	5,757,805
Sector Focused	-	-	958,689	958,689
Small Corporate Restructuring	-	-	248,083	248,083
Venture Capital	-	-	859,257	859,257
Total Portfolio Investments	$-	$-	$13,410,478	$13,410,478

Total Valuation Inputs	$2,890,550	$-	$13,410,478	$16,301,028

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of March 31, 2010	$13,740,248
Realized and unrealized gain/loss	1,502,022
Net purchases/sales	(1,831,792)
Balance as of December 31, 2010	$13,410,478

Net change in unrealized appreciation/depreciation
from investments still held as of December 31, 2010	$143,533

4.           Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation.  Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

Concentration of Risk - The underlying funds related to the indirect investments are not registered under the Investment Company Act of 1940 and invest in and actively traded securities and other financial instruments using different strategies and investment techniques, including leverage that may involve significant risks. These underlying funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the indirect investments may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the indirect investment’s net asset value.

Investment Risk - An investment in the Trust is subject to investment risk, including the possible loss of the entire principal invested.  An investment in the Trust represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  An investment in the Trust at any point in time may be worth less than the original investment.  Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

5.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

6.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.  “Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

7.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of September 30, 2010, which was used to calculate the management fee for the quarter ended December 31, 2010, was $9,259,769.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  No such reductions of management fees occurred during the period ended December 31, 2010.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

8.           Investment Commitments

As of December 31, 2010, the Trust had unfunded investment commitments of approximately $0.8 million.

9.           Cash Distributions

Cumulative distributions made from inception of the Trust through December 31, 2010 total $123,763,521, of which the Beneficial Shareholders received $123,194,021, or $1,139.00 per Share and the Adviser Trustee received $569,500.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 53	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 64	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor Emeritus of Banking and Finance Emeritus at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 79	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Brandes Funds, Forward Funds, RREEF America III REIT, and PG&E NFDC Trust

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Ms. Kara King, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s annual report on Form N-CSR for the year ended March 31, 2010).

The Trust’s proxy voting record is available without charge by contacting Ms. Kara King, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2010).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Ms. Kara King, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

The Pacific Corporate Group
Private Equity Fund
1200 Prospect Street, Suite 200
La Jolla, CA  92037